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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated March 15, 2001 included in Hibbett Sporting Goods, Inc.'s Form 10-K for the year ended February 3, 2001 and to all references to our firm included in this Registration Statement.


                                    ARTHUR ANDERSEN LLP
Birmingham, Alabama
January 14, 2002